Exhibit 99.1

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT, dated as of May 10, 2019 (this “Agreement”), to the Fourth Amended and Restated Credit Agreement, dated as of August 17, 2017, by and among Sabra Health Care Limited Partnership, a Delaware limited partnership and Sabra Canadian Holdings, LLC, a Delaware limited liability company, as borrowers (the “Borrowers”), Sabra Health Care REIT, Inc., a Maryland corporation as a guarantor, the Subsidiary Guarantors from time to time party thereto as guarantors, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, and Bank of America, N.A., Citizens Bank, National Association, Crédit Agricole Corporate and Investment Bank and Wells Fargo Bank, N.A., as Swing Line Lenders and L/C Issuers (as heretofore amended, modified, extended, restated, replaced, or supplemented, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such term in the Credit Agreement.

WHEREAS, the Borrowers have requested that the Credit Agreement be modified as herein set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Amendments to the Credit Agreement.

1.1    Definition of Consolidated Total Asset Value. The definition of “Consolidated Total Asset Value” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Consolidated Total Asset Value” means, with respect to the Consolidated Group at any time, the sum (without duplication) of the following: (a) an amount equal to (i) NOI derived from each Property for the fiscal quarter most recently ended on or prior to such date of determination (for Properties owned or ground leased for all of the four (4) fiscal quarter period then ended), multiplied by four, divided by (ii) the Capitalization Rate for each such Property, (b) the acquisition price paid for each Property acquired during the four (4) fiscal quarter period most recently ended, (c) the aggregate amount of unrestricted cash and cash equivalents (which, for purposes of this definition, shall include Eligible Cash 1031 Proceeds) as of the end of the fiscal quarter most recently ended on or prior to such date of determination, (d) the undepreciated GAAP book value of the Consolidated Group’s interest in real property assets that are under construction or development (other than Properties under renovation) but not yet substantially complete such that occupancy is not viable, (e) the GAAP book value of the Consolidated Group’s interest in unimproved land holdings, (f) the GAAP book value of the Consolidated Group’s interest in all mortgages, mezzanine loans and notes receivable, (g) the Consolidated Parties’ pro rata share of the foregoing items and components attributable to ownership of common Equity Interests in Unconsolidated Affiliates and (h) the GAAP book value of the Consolidated Group’s interest in preferred equity investments. Notwithstanding the foregoing, for purposes of calculating Consolidated Total Asset Value on any date during the period commencing on April 1, 2019 through and including June 30, 2019, the contribution to Consolidated Total Asset Value of each Senior Care Property shall be an amount equal to the lesser of (i) the undepreciated GAAP book value of such Senior Care Property on such date, as adjusted in accordance with GAAP to reflect impairment charges and (ii)(x) the undepreciated GAAP book value of such Senior Care Property as set forth on Schedule 1.01 multiplied by (y) 0.70.

1.2    Definition of Unencumbered Asset Value. The definition of “Unencumbered Asset Value” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Unencumbered Asset Value” means, with respect to the Consolidated Group at any time, the sum (without duplication) of the following: (a) an amount equal to (i) Unencumbered NOI for the fiscal quarter most recently ended on or prior to such date of determination (for Unencumbered Properties owned or ground leased for all of the four (4) fiscal quarter period then ended), multiplied by four, divided by (ii) the Capitalization Rate for each such Property, (b) the acquisition price paid for each Unencumbered Property acquired during the four (4) fiscal quarter period then most recently ended, (c) the aggregate amount of all unrestricted cash and cash equivalents (which, for purposes of this definition, shall include Eligible Cash 1031 Proceeds) as of the end of the fiscal quarter most recently ended on or prior to such date of determination (excluding any such unrestricted cash and cash equivalents and escrow and other deposits deducted from the calculation of Consolidated Secured Debt to determine the Consolidated Secured Debt Leverage Ratio as of the last day of such fiscal quarter) and (d) the book value of unencumbered Qualified Mortgage Loan Receivables; provided, that (i) not more than 20% of Unencumbered Asset Value at any time may be in respect of Unencumbered Properties located in Specified Jurisdictions, with any excess over the foregoing limit being excluded from Unencumbered Asset Value, (ii) not more than fifteen percent (15%) of Unencumbered Asset Value at any time may be in respect of Unencumbered Properties that are subject to Eligible Ground Leases (rather than wholly-owned in fee simple), with any excess over the foregoing limit being excluded from Unencumbered Asset Value and (iii) when calculating Unencumbered Asset Value, the aggregate amount of Qualified Mortgage Loan Receivables attributable to second mortgages or second deeds of trust added pursuant to clause (d) of this definition shall not exceed $250,000,000. Notwithstanding the foregoing, for purposes of calculating Unencumbered Asset Value on any date during the period commencing on April 1, 2019 through and including June 30, 2019, the contribution to Unencumbered Asset Value of each Senior Care Property shall be an amount equal to the lesser of (i) the undepreciated GAAP book value of such Senior Care Property on such date, as adjusted in accordance with GAAP to reflect impairment charges and (ii)(x) the undepreciated GAAP book value of such Senior Care Property as set forth on Schedule 1.01 multiplied by (y) 0.70.

1.3    Section 7.10(a) – Consolidated Total Leverage Ratio. Section 7.10(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)    Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio to be greater than (i) sixty five percent (65%) as of September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019 and (ii) sixty percent (60%) as of the end of any fiscal quarter of the REIT Guarantor ending thereafter. Notwithstanding the foregoing, the Credit Parties shall be permitted to increase the maximum Consolidated Total Leverage Ratio to sixty five percent (65%) for any fiscal quarter in which a Significant Acquisition occurs and for the two consecutive full fiscal quarters immediately thereafter.

1.4    Section 7.10(d) – Consolidated Unsecured Leverage Ratio. Section 7.10(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d)    Consolidated Unsecured Leverage Ratio. Permit the Consolidated Unsecured Leverage Ratio to be greater than (i) sixty five percent (65%) as of September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019 and (ii) sixty percent (60%) as of the end of any fiscal quarter of the REIT Guarantor ending thereafter.

Notwithstanding the foregoing, the Credit Parties shall be permitted to increase the maximum Consolidated Unsecured Leverage Ratio to sixty five percent (65%) for any fiscal quarter in which a Significant Acquisition occurs and for the two consecutive full fiscal quarters immediately thereafter.

1.5    New Section 10.25. The following is hereby added to Article X of the Credit Agreement as Section 10.25 thereof:

10.25 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 10.25, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

1.6    Schedule 1.01. Schedule 1.01 to the Credit Agreement is hereby replaced with the Schedule 1.01 attached to this Amendment as Exhibit A.

SECTION 2.    Conditions of Effectiveness. The provisions of this Amendment shall become effective on the date that the Administrative Agent shall have received counterparts of this Amendment duly executed by each of the Borrowers, the Administrative Agent and Lenders constituting the Required Lenders.

SECTION 3.    Representations and Warranties. Each Borrower reaffirms and restates the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date). Each Borrower represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

(a)    it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

(b)    no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement;

(c) this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity;

(d)    no Default or Event of Default has occurred and is continuing; and

(e)    the execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under, any contractual obligation of any Loan Party or any of its Subsidiaries.

SECTION 4.    Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 10.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Arnold & Porter Kaye Scholer LLP, counsel to the Administrative Agent.

SECTION 5.    Ratification.

(a)    Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Borrowers.

(b)    This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 6.    Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

SECTION 7.    References. The Borrowers acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.

SECTION 8.    Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.

SECTION 9.    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 10.    Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

SECTION 11.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW

YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 12.    Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the Borrowers, the Administrative Agent and each of the undersigned Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SABRA HEALTH CARE LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Sabra Health Care REIT, Inc., a Maryland corporation, its general partner

By:	/s/ Harold W. Andrews, Jr.
Name:	Harold W. Andrews, Jr.
Title:	Chief Financial Officer

SABRA CANADIAN HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Harold W. Andrews, Jr.
Name:	Harold W. Andrews, Jr.
Title:	Chief Financial Officer

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Kyle D Harding
Name:	Kyle D Harding
Title:	AVP

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Yinghua Zhang
Name:	Yinghua Zhang
Title:	Director

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David R. Jablonowski
Name:	David R. Jablonowski
Title:	Senior Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Mark Koneval
Name:	Mark Koneval
Title:	Managing Director

By:	/s/ Karen L. Ramos
Name:	Karen L. Ramos
Title:	Managing Director

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

WELLS FARGO BANK N.A., as a Lender

By:	/s/ Darin Mullis
Name:	Darin Mullis
Title:	Managing Director

WELLS FARGO BANK N.A., CANADIAN BRANCH

By:	/s/ Raj Bakhshi
Name:	Raj Bakhshi
Title:	Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Michael Kauffman
Name:	Michael Kauffman
Title:	Managing Director

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

MUFG Bank, Ltd., (formerly known as THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,) as a Lender

By:	/s/ Yao Wong
Name:	Yao Wong
Title:	Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Director

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

COMPASS BANK, as a Lender

By:	/s/ Brian Tuerff
Name:	Brian Tuerff
Title:	Senior Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

CITIBANK, N.A., as a Lender

By:	/s/ John Rowland
Name:	John Rowland
Title:	Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Paul Choi
Name:	Paul Choi
Title:	Authorized Signer

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Hideo Notsu
Name:	Hideo Notsu
Title:	Managing Director

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

SUNTRUST BANK, as a Lender

By:	/s/ John Cappellari
Name:	John Cappellari
Title:	Director

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Michael Grad
Name:	Michael Grad
Title:	Director

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

FIFTH THIRD BANK, AN OHIO CORPORATION, as a Lender

By:	/s/ Michael P. Perillo
Name:	Michael P. Perillo
Title:	Director

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

BANK OF THE WEST, A CALIFORNIA BANKING CORPORATION, as a Lender

By:	/s/ Sarah J Burns
Name:	Sarah J Burns
Title:	Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

REGIONS BANK, as a Lender

By:	/s/ Leo Bashinsky
Name:	Leo Bashinsky
Title:	Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Eva McQuillen
Name:	Eva McQuillen
Title:	Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Matt Stein
Name:	Matt Stein
Title:	Senior Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

FIRST COMMERCIAL BANK, LTD., A REPUBLIC OF CHINA BANK ACTING THROUGH ITS LOS ANGELES BRANCH, as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

LAND BANK OF TAIWAN, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

BANK OF TAIWAN, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

CTBC BANK CO., LTD. NEW YORK BRANCH, as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

STIFEL BANK & TRUST, as a Lender

By:	/s/ Joseph L. Sooter, Jr.
Name:	Joseph L. Sooter, Jr.
Title:	Senior Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH, as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

E. SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a Lender

By:

Name:
Title:

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

TAIWAN BUSINESS BANK, as a Lender

By:
Name:
Title:

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

TAIWAN COOPERATIVE BANK, SEATTLE BRANCH, as a Lender

By:	/s/ Yueh-Ching Lin
Name:	Yueh-Ching Lin
Title:	VP & General Manager

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

BOKF, NA DBA BANK OF TEXAS, as a Lender

By:	/s/ Taylor Thompson
Name:	Taylor Thompson
Title:	Relationship Manager

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Eric Hafertepen
Name:	Eric Hafertepen
Title:	Vice President

[Signature Page to Second Amendment to Sabra Health Care Credit Agreement]

Exhibit A to Second Amendment

(see attached)

Schedule 1.01

Baytown Nursing & Rehab Center	$22,895,692
Cedar Bayou Nursing & Rehab Center	$21,064,037
Senior Care of Westwood	$14,653,243
Paramount Senior Care Centers at Pasadena	$24,727,348
The Pointe Nursing & Rehab Center	$11,218,889
Trisun Care Center Westwood	$7,326,622
Summer Place Nursing and Rehab	$21,369,313
The Meadows Nursing and Rehab	$11,447,846
Cypress Glen	$14,653,243
Lake Arthur	$8,242,449